SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):  December 14, 2001 dreamlife, inc. (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)

0-15586 (Commission File Number)	52-1373960 (IRS Employer Identification No.)

888 7th Avenue, 13th Floor, New York, New York (Address of principal executive offices)	10106 (Zip Code)

(212) 887-6869 (Registrant's telephone number)

Not Applicable (Former name or former address, if changed since last Report)

ITEM 2.     Acquisition or Disposition of Assets

        On December 14, 2001, dreamlife, Inc. (“Dreamlife” or, the “Registrant”) purchased the Regal Greetings & Gifts division (the “Regal Business”) of MDC Corporation, Inc., an Ontario corporation (“MDC”). The Regal Business consists of all the assets of an ongoing business, including cash, accounts receivable, furniture and fixtures, inventory, prepaid expenses and goodwill.

        The Regal Business was purchased by Regal Greetings & Gifts Corporation, a Canadian corporation (the “Regal Corporation”) which was formed by RGG Acquisition Inc. (“RGG”), a wholly owned subsidiary of Dreamlife, to effect the purchase. The purchase price for the Regal Business was approximately $25.4 million plus the assumption of existing liabilities, and 15% of the common stock of the Regal Corporation. The $25.4 million, together with all fees and expenses relating to the transaction, was satisfied with the issuance of a $3.9 million note by the Regal Corporation to MDC, the retention of $3.3 million of cash of the Regal Division by MDC, a $6.5 million equity contribution by RGG to the Regal Corporation, a primary loan of $8.5 million from Scotia Bank to the Regal Corporation and a mezzanine loan in the amount of $4.6 million from RoyNat Capital Inc. (“RoyNat”) to the Regal Corporation. In connection with the mezzanine loan, the Regal Corporation issued warrants to RoyNat to purchase 11% of the common stock of the Regal Corporation for nominal consideration. Upon the exercise of such warrants, RGG’s and MDC’s percentage ownership of the Regal Corporation will be reduced proportionally. The purchase price and nature of the consideration paid in the acquisition were determined through negotiations.

        The equity contribution made by RGG was provided by the Registrant as a capital contribution to RGG. The Registrant obtained the funds to make the equity contribution from short term loans payable in April 2002 in the amount of $3.0 million from Weichert Enterprises, LLC and in the amount of $3.5 million from DL Holdings I, L.L.C. In connection with the short term loans, the Registrant issued warrants to acquire 2,600,000 shares of its stock for $2.95 per share subject to certain terms and conditions.

        The Registrant and MDC are publicly held corporations. There were no material existing relationships between the Registrant and its directors, officers, subsidiaries or associates, on the one hand, and MDC and its directors, officers, subsidiaries or associates, on the other hand.

ITEM 7.     Financial Statements and Exhibits

        (a)   Financial Statements of Businesses Acquired

        The financial statements required by this item will be filed by an amendment to this Form 8-K not later than 60 days after the date that this Form 8-K was required to be filed.

        (b)   Pro Forma Financial Information

        The pro forma financial information required by this item will be filed by an amendment to this Form 8-K not later than 60 days after the date that this Form 8-K was required to be filed.

        (c)   Exhibits

Exhibit No.	Title

2.1	Restated Asset and Share Purchase Agreement dated as of December 4, 2001 among MDC Corporation Inc. and Regal Greetings & Gifts Corporation and McGuggan, LLC	(1)

2.2	Amending Agreement dated as of December 14, 2001 between MDC Corporation Inc. and Regal Greetings & Gifts Corporation and McGuggan LLC	(1)

10.1	Agreement for Management Consulting Services dated as of December 14, 2001 by and between Regal Greetings & Gifts Corporation and dreamlife, inc.	(1)

10.2	Employment Agreement dated as of December 12, 2001 by and between Regal Greetings & Gifts Corporation and Janice Wadge	(1)

10.3	Employment Agreement dated as of December 12, 2001 by and between Regal Greetings & Gifts Corporation and Kevin Watkinson	(1)

10.4	Promissory Note dated as of December 14, 2001 made by Regal Greetings & Gifts Corporation and issued to MDC Corporation Inc.	(1)

10.5	Secured $3,500,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to DL Holdings I, L.L.C.	(1)

10.6	Secured $3,000,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to Weichert Enterprises, LLC	(1)

10.7	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to Weichert Enterprises, LLC	(1)

10.8	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to DL Holdings I, L.L.C.	(1)

10.9	Letter of Commitment dated December 5, 2001 issued by The Bank of Nova Scotia to Regal Greetings & Gifts Corporation	(1)

10.10	Acknowledgement to The Bank of Nova Scotia Re: Survival of Letter of Commitment dated December 14, 2001 by and between Regal Greetings & Gifts Corporation, MDC Regal Inc. and Primes De Luxe Inc.	(1)

10.11	Debenture dated as of December 14, 2001 issued to RoyNat Capital Inc. by Regal Greetings & Gifts Corporation	(1)

10.12	Warrants To Acquire Common Shares in Regal Greetings & Gifts Corporation dated as of December 14, 2001 issued to RoyNat Capital Inc.	(1)

99.1	Press Release of the Registrant dated December 17, 2001 (filed herewith)

(1)	Incorporated by Reference to the Quarterly Report on Form 10-Q of dreamlife, inc. filed with the Securities and Exchange Commission on December 21, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dreamlife, inc.

/s/ Jack B. Hood
Dated: December 27, 2001	By:_________________________________
Jack B. Hood Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

2.1	Restated Asset and Share Purchase Agreement dated as of December 4, 2001 among MDC Corporation Inc. and Regal Greetings & Gifts Corporation and McGuggan, LLC	(1)

2.2	Amending Agreement dated as of December 14, 2001 between MDC Corporation Inc. and Regal Greetings & Gifts Corporation and McGuggan LLC	(1)

10.1	Agreement for Management Consulting Services dated as of December 14, 2001 by and between Regal Greetings & Gifts Corporation and dreamlife, inc.	(1)

10.2	Employment Agreement dated as of December 12, 2001 by and between Regal Greetings & Gifts Corporation and Janice Wadge	(1)

10.3	Employment Agreement dated as of December 12, 2001 by and between Regal Greetings & Gifts Corporation and Kevin Watkinson	(1)

10.4	Promissory Note dated as of December 14, 2001 made by Regal Greetings & Gifts Corporation and issued to MDC Corporation Inc.	(1)

10.5	Secured $3,500,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to DL Holdings I, L.L.C.	(1)

10.6	Secured $3,000,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to Weichert Enterprises, LLC	(1)

10.7	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to Weichert Enterprises, LLC	(1)

10.8	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to DL Holdings I, L.L.C.	(1)

10.9	Letter of Commitment dated December 5, 2001 issued by The Bank of Nova Scotia to Regal Greetings & Gifts Corporation	(1)

10.10	Acknowledgement to The Bank of Nova Scotia Re: Survival of Letter of Commitment dated December 14, 2001 by and between Regal Greetings & Gifts Corporation, MDC Regal Inc. and Primes De Luxe Inc.	(1)

10.11	Debenture dated as of December 14, 2001 issued to RoyNat Capital Inc. by Regal Greetings & Gifts Corporation	(1)

10.12	Warrants To Acquire Common Shares in Regal Greetings & Gifts Corporation dated as of December 14, 2001 issued to RoyNat Capital Inc.	(1)

99.1	Press Release of the Registrant dated December 17, 2001 (filed herewith)

(1)	Incorporated by Reference to the Quarterly Report on Form 10-Q of dreamlife, inc. filed with the Securities and Exchange Commission on December 21, 2001.